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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 21, 1999


                           WESTERN DIGITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     001-08703               95-264-7125
-----------------------------          ------------          -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


        8105 Irvine Center Drive
           Irvine, California                                      92618
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 932-5000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

         (a) On July 21, 1999, the Registrant issued a press release announcing its fourth quarter and year-end results. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the July 21, 1999 press release.

         (b) On August 13, 1999, the Registrant issued a press release announcing it was accelerating the consolidation of its high-volume desktop hard drive manufacturing in Malaysia and a reduction in its Singapore customer repair center and production-related work force. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of the August 13, 1999 press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit     Description
-------     ---------------
 99.1       Press Release dated July 21, 1999.
 99.2       Press Release dated August 13, 1999.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 1999
                                            WESTERN DIGITAL CORPORATION


                                            By: /s/ Michael A. Cornelius
                                                --------------------------------
                                                Michael A. Cornelius
                                                Vice President, Law and
                                                Administration and Secretary


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                                  EXHIBIT INDEX



      Exhibit No.                              Document
      -----------                              --------
      Exhibit 99.1                 Press Release issued July 21, 1999.

      Exhibit 99.2                 Press Release issued August 13, 1999.